UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 27, 2011

Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One

135 Route 202/206

Bedminster, New Jersey 07921

(Address of Principal Executive Offices)

(908) 731-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

GAIN Capital Holdings, Inc., a Delaware company (the “Company”) is furnishing this amendment on Form 8-K/A to amend a portion of the corporate presentation incorporated by reference in Item 7.01 of the Company’s Current Report on Form 8-K filed on October 27, 2011 (the “Original Filing”). Except for the amended information included in this amendment, the Original Filing continues to describe the facts and circumstances described therein as of the date of the Original Filing.

Item 7.01.	Regulation FD Disclosure.

The Company’s corporate presentation is amended by deleting Page 6 of the “3rd Quarter 2011 Financial and Operating Results” section of the corporate presentation and replacing that page with the slide attached hereto as Exhibit 99.1. The complete corporate presentation was attached as Exhibit 99.2 to the Company’s Original Filing.*

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Revised page 6 of “3rd Quarter 2011 Financial and Operating Results” section of the corporate presentation

*	The information furnished in this Current Report on Form 8-K in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2011

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Henry C. Lyons
Name:	Henry C. Lyons
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Revised page 6 of “3rd Quarter 2011 Financial and Operating Results” section of the corporate presentation